Exhibit 99.1

Amwell® Announces Results for the First Quarter Ended March 31, 2025

BOSTON – May 1, 2025 – Amwell® (NYSE: AMWL), a leading provider of a comprehensive SaaS-based technology-enabled healthcare platform, today announced financial results for the first quarter of 2025.

“We had a strong Q1 across all our strategic initiatives. Together with our Leidos partners, we advanced our progress in the staged launch of our full solution across the Military Health System. We also made significant progress in our revenue quality and cost alignment measures,” said Ido Schoenberg, MD, chairman and CEO. “We are targeting meaningful margin expansion this year, and with another strong quarter of EBITDA improvement, we take a step closer to our goal of achieving cash flow breakeven from operations in 2026.”

Amwell First Quarter 2025 Highlights:

•
Recorded Total Revenue of $66.8 million
o
Achieved subscription revenue of $32.2 million
o
Generated Amwell Medical Group (“AMG”) visit revenue of $26.6 million
•
Reported gross margin of 53%
•
Net loss was ($18.4) million, compared to ($44.6) million in fourth quarter of 2024
•
Adjusted EBITDA of ($12.2) million compared to ($22.8) million in the fourth quarter of 2024
•
Total visits were 1.3 million

Financial Outlook

The company reiterated its 2025 guidance, which calls for:

•
Revenue in the range of $250 to $260 million (this reflects the previously announced divestiture of Amwell Psychiatric Care)
•
AMG visits between 1.3 and 1.35 million
•
Adjusted EBITDA in the range of between ($55) million to ($45) million

The company also provided financial guidance for Q2 2025 Revenue and EBITDA:

•
Q2 revenue in the range of $62 - $67 million
•
Q2 adjusted EBITDA in the range of ($12) – ($10) million

The Company reiterated its objective to achieve positive cash flow from operations in 2026.

Amwell will host a conference call to discuss its financial results today at 5 p.m. ET, May 1. The call can be accessed via a live audio webcast at https://edge.media-server.com/mmc/p/9tn5fcf6. A replay of the call will be available via webcast shortly after the completion of the call, at investors.amwell.com.

Other than with respect to GAAP Revenue, the Company only provides guidance on a non-GAAP basis. The Company does not provide a reconciliation of forward-looking Adjusted EBITDA (non-GAAP) to GAAP net income (loss), due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Because other deductions used to calculate projected net income (loss) vary dramatically based on actual events, the Company is not able to forecast on a GAAP basis with reasonable certainty all deductions needed in order to provide a GAAP calculation of projected net income (loss) at this time. The amount of these deductions may be material and, therefore, could result in projected GAAP net income (loss) being materially less than projected Adjusted EBITDA (non-GAAP).

About Amwell

Amwell offers payers and health systems a single, comprehensive, technology-enabled care platform. We use technology to provide patients with better access to more convenient, affordable and effective care. The Amwell platform includes software and services that power many clinical programs from Amwell and our growing number of partners. Our platform allows patients to experience unified, personalized and simple access to diversified clinical programs across the care continuum. As more people seek care online and more clinical programs become available, we offer integrated, future-ready, consistent solutions. The Amwell platform is proven, operating at a large scale, enabling care for millions of patients and their sponsors while delivering dependable outcomes. For almost two decades, Amwell has proudly served some of the largest and most sophisticated healthcare organizations in the U.S. and worldwide. For more information, visit business.amwell.com or LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements about us and our industry that involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations, financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this release. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: our ability to successfully transition our clients to Converge without significant attrition; our ability to renew and upsell our client base; the election by the Defense Health Agency to deploy our solution across their entire enterprise; the continuation of the DHA relationship beyond July of 2025 with comparable financial terms; weak growth and increased volatility in the telehealth market; our ability to adapt to rapid technological changes; increased competition from existing and potential new participants in the healthcare industry; changes in healthcare laws, regulations or trends and our ability to operate in the heavily regulated healthcare industry; our ability to comply with federal and state privacy regulations; the significant liability that could result from a cybersecurity breach; our ability to commence and complete and strategic transformation initiatives and the impact of such initiatives; and other factors described under ‘Risk Factors’ in our most recent form 10-K filed with the SEC. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by our forward-looking statements is included in the reports we have filed or will file with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of our website at investors.amwell.com and on the SEC’s website at www.sec.gov.

Contacts

Media:

Angela Vogen

Press@amwell.com

Investors:

Sue Dooley

sue.dooley@amwell.com

AMERICAN WELL CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(unaudited)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$222,411	$228,316
Accounts receivable ($450 and $616, from related parties and net of allowances of $6,975 and $7,236, respectively)	72,004	71,885
Inventories	2,530	2,858
Deferred contract acquisition costs	2,564	2,513
Prepaid expenses and other current assets	11,991	11,421
Total current assets	311,500	316,993
Restricted cash	795	795
Property and equipment, net	336	376
Intangible assets, net	90,789	101,538
Operating lease right-of-use asset	6,386	7,203
Deferred contract acquisition costs, net of current portion	5,359	5,350
Other assets	3,581	2,213
Investment in minority owned joint venture	722	1,500
Total assets	$419,468	$435,968
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,432	$5,015
Accrued expenses and other current liabilities	39,143	49,326
Operating lease liability, current	3,723	3,690
Deferred revenue ($126 and $198 from related parties, respectively)	57,429	53,232
Total current liabilities	106,727	111,263
Other long-term liabilities	1,205	1,170
Operating lease liability, net of current portion	3,573	4,511
Deferred revenue, net of current portion ($0 and $10 from related parties, respectively)	2,189	2,780
Total liabilities	113,694	119,724
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value; 100,000,000 shares authorized, no shares issued or outstanding as of March 31, 2025 and as of December 31, 2024	—	—
Common stock, $0.01 par value; 1,000,000,000 Class A shares authorized, 14,137,621 and 13,922,877 shares issued and outstanding, respectively; 100,000,000 Class B shares authorized, 1,369,518 shares issued and outstanding; 200,000,000 Class C shares authorized 277,777 issued and outstanding as of March 31, 2025 and as of December 31, 2024	158	156
Additional paid-in capital	2,294,608	2,286,380
Accumulated other comprehensive income	(16,183)	(15,840)
Accumulated deficit	(1,984,629)	(1,965,924)
Total American Well Corporation stockholders’ equity	293,954	304,772
Non-controlling interest	11,820	11,472
Total stockholders’ equity	305,774	316,244
Total liabilities and stockholders’ equity	$419,468	$435,968

AMERICAN WELL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended March 31,
	2025	2024
Revenue
($432 and $872 from related parties, respectively)	$66,833	$59,522
Costs and operating expenses:
Costs of revenue, excluding depreciation and amortization of intangible assets	31,574	41,153
Research and development	22,102	26,680
Sales and marketing	12,576	25,726
General and administrative	23,192	32,757
Depreciation and amortization expense	7,800	8,238
Total costs and operating expenses	97,244	134,554
Loss from operations	(30,411)	(75,032)
Interest income and other income (expense), net	2,688	3,784
Gain on divestiture	10,713	—
Loss before expense from income taxes and loss from equity method investment	(17,010)	(71,248)
Expense from income taxes	(568)	(1,275)
Loss from equity method investment	(778)	(926)
Net loss	(18,356)	(73,449)
Net income (loss) attributable to non-controlling interest	348	(1,344)
Net loss attributable to American Well Corporation	$(18,704)	$(72,105)
Net loss per share attributable to common stockholders, basic and diluted	$(1.19)	$(4.94)
Weighted-average common shares outstanding, basic and diluted	15,672,373	14,591,020
Net loss	$(18,356)	$(73,449)
Other comprehensive income (loss), net of tax:
Unrealized (loss) gain on available-for-sale investments	—	—
Foreign currency translation	(343)	(563)
Comprehensive loss	(18,699)	(74,012)
Less: Comprehensive loss attributable to non-controlling interest	348	(1,344)
Comprehensive loss attributable to American Well Corporation	$(19,047)	$(72,668)

AMERICAN WELL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(18,356)	$(73,449)
Adjustments to reconcile net loss to net cash used in operating activities:
Goodwill impairment	—	—
Depreciation and amortization expense	7,801	8,236
Provisions for credit losses	(204)	883
Amortization of deferred contract acquisition costs	644	585
Amortization of deferred contract fulfillment costs	218	85
Inventory write-off	125	—
Net gain on divestiture	(10,713)	—
Stock-based compensation expense	7,339	16,238
Loss on equity method investment	778	926
Deferred income taxes	(6)	(5)
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(6,120)	(27,506)
Inventories	328	74
Deferred contract acquisition costs	(675)	(947)
Prepaid expenses and other current assets	(786)	(1,611)
Other assets	(302)	262
Accounts payable	1,428	1,851
Accrued expenses and other current liabilities	(10,132)	33
Deferred revenue	3,525	14,589
Net cash used in operating activities	(25,108)	(59,756)
Cash flows from investing activities:
Purchases of property and equipment	(9)	(75)
Capitalized software development costs	—	(2,818)
Investment in less than majority owned joint venture	—	(1,715)
Purchases of investments	(1,000)	—
Proceeds from divestiture, net of cash divested	20,400	—
Net cash used in investing activities	19,391	(4,608)
Cash flows from financing activities:
Proceeds from employee stock purchase plan	544	956
Payments for the purchase of treasury stock	(1)	—
Net cash provided by financing activities	543	956
Effect of exchange rates changes on cash, cash equivalents, and restricted cash	(731)	(31)
Net decrease in cash, cash equivalents, and restricted cash	(5,905)	(63,439)
Cash, cash equivalents, and restricted cash at beginning of period	229,111	372,833
Cash, cash equivalents, and restricted cash at end of period	$223,206	$309,394
Cash, cash equivalents, and restricted cash at end of period:
Cash and cash equivalents	222,411	308,599
Restricted cash	795	795
Total cash, cash equivalents, and restricted cash at end of period	$223,206	$309,394
Supplemental disclosure of cash flow information:
Cash paid for income taxes	$827	$630

Non-GAAP Financial Measures:

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States, of US GAAP, we use adjusted EBITDA, which is a non-U.S GAAP financial measure to clarify and enhance an understanding of past performance. We believe that the presentation of adjusted EBITDA enhances an investor’s understanding of our financial performance. We further believe that adjusted EBITDA is a useful financial metric to assess our operating performance from period-to-period by excluding certain items that we believe are not representative of our core business. We use certain financial measures for business planning purposes and in measuring our performance relative to that of our competitors. We utilize adjusted EBITDA as the primary measure of our performance.

We calculate adjusted EBITDA as net loss adjusted to exclude (i) interest income and other income, net, (ii) tax benefit and expense, (iii) depreciation and amortization, (iv) gain on divestiture, (v) stock-based compensation expense, (vi) severance and strategic transformation costs and (vii) capitalized software costs.

We believe adjusted EBITDA is commonly used by investors to evaluate our performance and that of our competitors. However, our use of the term adjusted EBITDA may vary from that of others in our industry. Adjusted EBITDA should not be considered as an alternative to net loss before taxes, net loss, loss per share or any other performance measures derived in accordance with U.S. GAAP as measures of performance.

Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of the limitations of adjusted EBITDA include (i) adjusted EBITDA does not properly reflect capital commitments to be paid in the future, and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and adjusted EBITDA does not reflect these capital expenditures. Our legal, accounting and other professional expenses reflect cash expenditures and we expect such expenditures to recur from time to time. Our adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate adjusted EBITDA in the same manner as we calculate the measure, limiting its usefulness as a comparative measure.

In evaluating adjusted EBITDA, you should be aware that in the future we will incur expenses similar to the adjustments in this presentation. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or non-recurring items. Adjusted EBITDA should not be considered as an alternative to loss before benefit from income taxes, net loss, earnings per share, or any other performance measures derived in accordance with U.S. GAAP. When evaluating our performance, you should consider adjusted EBITDA alongside other financial performance measures, including our net loss and other GAAP results.

The following table presents a reconciliation of adjusted EBITDA from the most comparable GAAP measure, net loss, for the three months ended March 31, 2025 and 2024 and the three months ended December 31, 2024:

	Three Months Ended March 31,		Three Months Ended December 31, 2024
(in thousands)	2025	2024
Net loss	$ (18,356)	$ (73,449)	$ (44,569)
Add:
Depreciation and amortization	7,800	$ 8,238	8,208
Interest income and other income (expense), net	(2,688)	(3,784)	(423)
Gain on divestiture	(10,713)	—	—
Expense from income taxes	568	1,275	1,528
Stock-based compensation	7,686	16,228	10,840
Severance and strategic transformation costs(1)	3,465	8,659	4,071
Capitalized software costs	—	(2,818)	(2,412)
Adjusted EBITDA	$ (12,238)	$ (45,651)	$ (22,757)

(1)
Severance and strategic transformation costs include expenses associated with the termination of employees and expenses that focus on transforming the strategy of the Company’s sales and growth organization as well as our overall cost structure.